FDP SERIES, INC.
VAN KAMPEN VALUE FDP FUND
(“Van Kampen Fund” or the “Fund”)

SUPPLEMENT DATED JULY 13, 2010
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 29, 2009

The following changes are made to the Fund’s Statement of Additional Information.

Van Kampen Asset Management (“Van Kampen”) is no longer the sub-adviser of the Fund. At a special meeting of the Fund, held on June 25, 2010, shareholders of the Fund have approved a new sub-advisory agreement with Invesco Advisers, Inc. (“Invesco”). All references to Van Kampen as sub-adviser to the Fund are hereby replaced with Invesco.

The section entitled “Management and Advisory Arrangements” beginning on page I-16 is revised as set forth below.

The third paragraph under the subsection entitled “Organization of the Sub-Advisers” is deleted in its entirety and replaced with the following:

Invesco is registered as an investment adviser under the Investment Advisers Act of 1940 and is located at 1555 Peachtree Street N.E., Atlanta, Georgia 30309. Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976 and is an indirect, wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. Invesco Ltd. had approximately $423.1 billion in total net assets as of December 31, 2009.

The first three paragraphs under the subsection entitled “Portfolio Manager Information — Van Kampen Value FDP Fund” on page I-20 are deleted in their entirety and replaced with the following:

The Van Kampen Fund’s portfolio is managed within Invesco’s Multi-Cap Value team. Current members of the Multi-Cap Value team include Kevin C. Holt, Devin E. Armstrong, Jason S. Leder, Matthew Seinsheimer and James N. Warwick.

Kevin C. Holt, lead portfolio manager, has been associated with Invesco and/or its affiliates since 2010, had worked for the Fund’s previous sub-adviser, Van Kampen Asset Management (“Van Kampen”), from 1999 to 2010 and has managed the Fund since its inception. Jason S. Leder has been associated with Invesco and/or its affiliates since 2010, had worked for Van Kampen from 1995 to 2010 and has managed the Fund since its inception. Devin E. Armstrong has been associated with Invesco and/or its affiliates since 2010, had worked for Van Kampen from 2004 to 2010 and has managed the Fund since 2007. James N. Warwick has been associated with Invesco and/or its affiliates since 2010, had worked for Van Kampen from 2002 to 2010 and has managed the Fund since 2007. Mathew Seinsheimer has been associated with Invesco and/or its affiliates since 1998 and has managed the Fund since 2010.

All portfolio managers who work on the portfolio are responsible for generating investment ideas. Each portfolio manager has discretion over the sectors they cover. The lead portfolio manager, Mr. Holt, has ultimate responsibility for the Fund’s strategy and is the final arbiter on investment decisions.

The subsection entitled “Portfolio Manager Information — Van Kampen Value FDP Fund — Other Funds and Accounts Managed by the Portfolio Managers” on page I-21 is revised to add the following information with respect to the Fund as of May 31, 2010:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of	Total	Number of	Total	Number of	Total
Name	Accounts	Assets	Accounts	Assets	Accounts	Assets

Matthew Seinsheimer	5	$2.39 billion	None	None	259*	$61.7 million*

*	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

The subsection entitled “Portfolio Manager Information — Van Kampen Value FDP Fund — Description of Compensation Structure” beginning on page I-21 is deleted in its entirety and replaced with the following:

Description of Compensation Structure

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against Fund peer group.

[1]	Rolling time periods based on calendar year-end.
[2]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Shareholders should retain this Supplement for future reference.